GOLDMAN SACHS TRUST

GOLDMAN SACHS TRUST II

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Supplement dated January 15, 2021

to the current Prospectuses and Statements of Additional Information (SAI)

for each applicable Goldman Sachs Fund that is managed by the

Multi-Asset Solutions (f/k/a Global Portfolio Solutions) Group within

Goldman Sachs Asset Management

Effective immediately, the Global Portfolio Solutions (GPS) Group within Goldman Sachs Asset Management (GSAM) is renamed the Multi-Asset Solutions Group. The Multi-Asset Solutions Group is GSAM’s dedicated team responsible for designing, implementing, and managing multi-asset class portfolios.

This supplement should be retained with your Prospectus and SAI for future reference.

GPSMASSTK 01-21